Exhibit 10.16

THIS AGREEMENT is made on                                22 February 2007

BETWEEN:

(1) CLPE Holdings Limited whose registered office is at 14-15 Queensbrook, Spa Road, Bolton, Lancashire BL1 4AY (the Employer); and

(2)     Douglas Ralph Wilson of 61B Carlton Hill, London NW8 OEN (the Employee)

1.      Definitions

1.1     In this Agreement the following expressions have the following meanings:

        the  Acts                       Section 203(3) of the Employment Rights
                                        Act 1996, Section 77(4A) of the Sex
                                        Discrimination Act 1975, Section 72(4A)
                                        of the Race Relations Act 1976, Section
                                        288(2B) of the Trade Union and Labour
                                        Relations (Consolidation) Act 1992,
                                        paragraph 2 of Schedule 3A of the
                                        Disability Discrimination Act 1995,
                                        Regulation 35(3) of the Working Time
                                        Regulations 1998, Section 49(4) of the
                                        National Minimum Wage Act 1998, the
                                        Employment Rights Act 1996 as applied by
                                        Section 14 of the Employment Relations
                                        Act 1999, Regulation 41(4) of the
                                        Transnational Information and
                                        Consultation of Employees Regulations
                                        1999, the Employment Rights Act 1996 as
                                        applied by Regulation 9 of the Part time
                                        Workers (Prevention of Less Favourable
                                        Treatment) Regulations 2000, the
                                        Employment Rights Act 1996 as applied by
                                        Regulation 10 of the Fixed-term
                                        Employees (Prevention of Less Favourable
                                        Treatment) Regulations 2002, Paragraph
                                        2(2) Schedule 4 of the Employment
                                        Equality (Sexual Orientation)
                                        Regulations 2003, Paragraph 2(2) of
                                        Schedule 4 of the Employment Equality
                                        (Religion or Belief) Regulations 2003,
                                        Regulation 40(4) of the Information and
                                        Consultation of Employees Regulations
                                        2004, Paragraph 12 of the Schedule to
                                        the Occupational and Personal Pension
                                        Schemes (Consultation by Employers and
                                        Miscellaneous Amendment) Regulations
                                        2006, the Employment Rights Act 1996 as
                                        applied by Regulation 18 of the Transfer

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                                        of Undertakings (Protection of
                                        Employment) Regulations 2006, and
                                        Schedule 5 of the Employment Equality
                                        (Age) Regulations 2006 all as
                                        subsequently consolidated, modified or
                                        re-enacted from time to time;

        the Adviser                     the person named as Adviser in Schedule
                                        1;

        PAYE deductions                 deductions made to comply with or to
                                        meet any liability of the Employer to
                                        account for tax pursuant to regulations
                                        made under Chapter 2 of Part 11 Income
                                        Tax (Earnings and Pensions) Act 2003 and to comply with any obligation toy make a deduction in respect of national
                                        Insurance contributions;

        the Service Agreement           the service agreement between the
                                        Employer and the Employee dated October
                                        2004 as subsequently varied;

        the Termination Date            22 February 2007

2.      Basis of Agreement

2.1 The parties have entered into this Agreement to record and implement the terms on which they have agreed to settle all outstanding claims which the Employee has or may have against the Employer arising out of or in connection with or as a consequence of his employment and/or its termination. The terms set out in this Agreement constitute the entire Agreement between the parties and are without admission of liability on the part of the Employer.

3.      Termination Date

3.1 The Employee's employment with the Employer will terminate by mutual agreement on the Termination Date.

4.      Remuneration to Termination Date

4.1 The Employee has been or will be paid his normal salary together with any accrued but untaken holiday entitlement (less PAYE deductions) and together with all expenses properly incurred up to and including the Termination Date and provided with all benefits for the period up to and including the Termination Date.

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5.      Confidentiality and other restrictions

5.1 The Employee accepts and agrees that his implied duties relating to confidential information continue after the Termination Date. In particular, the Employee affirms the duties and restrictions in clause 9 of the Service Agreement.

6.      Full and final settlement

6.1 This Agreement has effect for the purpose of compromising without any admission of liability on the part of the Employer by means of full and final settlement all claims in all jurisdictions under contract, tort, statute or otherwise which the Employee has at the date of this Agreement against the Employer or any subsidiary of the Employer (as defined in section 736 of the Companies Act 1985) and their respective officers and employees arising out of or in connection with or as a consequence of his employment and/or its termination including in particular for the avoidance of doubt the following claims which the Employee has raised or intimated:

        6.1.1 damages for breach of contract howsoever arising including in respect of stigma;

        6.1.2 pay in lieu of notice or damages for termination of employment without notice or on short notice;

        6.1.3 outstanding pay, holiday pay (including under the Working Time Regulations 1998), overtime, bonuses, commission and benefits in kind;

        6.1.4 a redundancy payment whether statutory under the Employment Rights Act 1996 or other;

        6.1.5 discrimination, harassment, victimisation or detriment under the Sex Discrimination Act 1975;

        6.1.6 a claim under or relying on the Equal Pay Act 1970 or Article 141 of the Treaty of Rome;

        6.1.7 discrimination, harassment, victimisation or detriment under the Race Relations Act 1976;

        6.1.8 discrimination, harassment, victimisation or detriment under the Disability Discrimination Act 1995;

        6.1.9   unlawful deductions from wages under the Employment Rights Act
                1996;

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        6.1.10  unfair dismissal under the Employment Rights Act 1996;

        but excluding any claim for personal Injury.

7.      No knowledge of other claims

7.1 The Employee confirms that he is not aware of any other claims or facts or circumstances that may give rise to any claim against the Employer or any of its officers or employees in relation to any other matters.

7.2     The Employee represents and warrants that:

        7.2.1 he has Instructed the Adviser to advise as to whether he has or may, have any claims, including statutory claims, against the Employer arising out of or In connection with his employment or its termination;

        7.2.2 he has provided the Adviser with all available information which the Adviser requires or may require in order to advise whether he has any such claims; and

        7.2.3 the Adviser has advised him that, on the basis of the information available to the Adviser, his only claims or particular complaints against the Employer whether statutory or otherwise are those listed in Clause 6 of this Agreement and that he has no other claim against the Employer whether statutory or otherwise.

8.      Compliance with statutory provisions

8.1 This Agreement satisfies the conditions regulating compromise agreements and compromise contracts under such of the Acts as are relevant.

8.2     The Employee confirms that:

        8.2.1 he has received advice from the Adviser (who is a relevant independent adviser within the meaning of the Acts) as to the terms and effect of this Agreement and in particular its effect on his ability to pursue his rights before an Employment Tribunal; and

        8.2.2   he will procure that the Adviser signs the Certificate in
                Schedule 1.

9.      Without prejudice

9.1 Notwithstanding that this Agreement is marked "without prejudice and subject to contract" when the Agreement has been dated and signed by the parties and is accompanied by the Certificate in Schedule 1 signed by the Adviser it will become an open and binding agreement between the parties.

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10.     Governing law and jurisdiction

10.1 This Agreement is governed by the law of England and Wales and any dispute is subject to the exclusive jurisdiction of the courts and tribunals of England and Wales.



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                                   SCHEDULE 1

                              ADVISER'S CERTIFICATE


I confirm that

1. I am a relevant Independent adviser as defined in the Acts (as defined in the Agreement between Douglas R Wilson (the Employee) and CLPE Holdings Limited to which this Certificate is annexed).

2. I have advised the Employee of the terms and the effect of the Agreement and In particular its effect on his ability to pursue a claim before an Employment Tribunal.

3. There is in force a contract of insurance covering the risk of a claim by the Employee in respect of loss arising in consequence of the advice.

Adviser's signature                         /s/ Matthew McBride
                                        ---------------------------

Adviser's name                              MATTHEW McBRIDE
(capitals)                              ---------------------------

Title*                                      Solicitor
                                        ---------------------------

Adviser's business address                  Freeth Cartwright LLP
                                        ---------------------------
                                            80 Mount Street
                                        ---------------------------
                                            Nottingham
                                        ---------------------------
                                            NG1 6HH
                                        ---------------------------

* Eg: solicitor, barrister, authorized litigator, advocate, fellow of ILEX, officer/employee/member of named trade union or advice centre worker


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IN WITNESS whereof this Agreement has been signed on behalf of the Employer executed and delivered as a deed by the Employee the day and year first above written.


SIGNED by                               )        /s/ Harry H.P. Wyndham
Duly authorized for and on behalf of    )        ----------------------
CLPE Holdings Limited                   )        Director


EXECUTED and DELIVERED AS A DEED
By DOUGLAS RALPH WILSON                          /s/ Douglas R. Wilson
                                                 ---------------------



In the presence of:



Name:                    Randall D. Holmes
                         ---------------------
Signature:               /s/ Randall D. Holmes
                         ---------------------
Address:                 36 Neustadt Lane
                         Chappaqua, NY. 10514
                         U.S.A.


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